Exhibit 99.1

Carpenter Technology Corporation 1st Quarter Fiscal Year 2018 Earnings Call October 26, 2017

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2017 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; and (15) fluctuations in oil and gas prices and production. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2017 CRS Holdings, Inc. All rights reserved 2

1st Quarter Fiscal Year 2018 Summary Tony Thene President and Chief Executive Officer

Safety is Our Highest Priority 3.7 3.3 © 2017 CRS Holdings, Inc. All rights reserved 4 Total Case Incident Rate (TCIR) 4.8 3.93.9 3.5 2.12.22.0 1.2 FY09FY10FY11FY12FY13FY14FY15FY16FY17FY18 Q1

1st Quarter Summary platform and sub-market diversity for first time in almost three years incremental capacity © 2017 CRS Holdings, Inc. All rights reserved 5 High level of execution drove strong operational results; EPS of $0.49 marks best first quarter since fiscal year 2014 Growth in Aerospace and Defense end-use market driven by new engine Oil & gas sub-market in early stage of recovery; remain cautiously optimistic Strong quarter by Specialty Alloys Operations (SAO) highlighted by best first quarter margin performance since fiscal year 2014 Performance Engineered Products (PEP) generated solid results despite impact of hurricanes in key markets; Amega West achieves profitability Carpenter Operating Model delivering lower costs and unlocking Solutions-focused approach fueling further backlog growth Athens utilization on track with new business wins and recent completion of oil & gas certifications Maintained solid financial position with no major near-term obligations Performance Driven by Solutions-Focused Approach, Commercial and Manufacturing Execution and Improving Market Conditions

Q1-18 End-Use Market Highlights

		Q1-18 Net Sales ex. Surcharge ($M)*		vs. Q1-17	vs. Q4-17	Comments
	Aerospace and Defense	215.6	53%	+24%	-7%	• Strong year over year (YOY) performance in all major sub-markets • Sequential results reflect strength across multiple end-use applications including engines, muted by seasonality • Mixed demand for fastener materials with uncertain outlook • Strong structural/defense sub-market demand driven by specific programs
	Energy	28.8	7%	+12%	-17%	• Oil & gas demand maintaining pace with slow market expansion • Oil & gas sub-market sales up 64% YOY; down sequentially primarily due to sale of oil & gas distribution business • Service providers creating ongoing rental opportunities • Power generation sub-market down sequentially and YOY due to delays in Industrial Gas Turbine replacement cycle
	Transportation	30.6	7%	0%	-5%	• Light vehicle demand stabilizing from FY17 downturn with growth driven from international opportunities • Share gains and growing market demand in heavy truck category • Sequentially down due to normal OEM summer shutdowns
	Medical	33.4	8%	+45%	-7%	• Up YOY in orthopedic and cardiology sub-markets through share gains, order timing and low customer inventory levels • Sequential growth in cardiology offset by lower seasonal demand for orthopedic and general surgery products
	Industrial and Consumer	71.7	17%	+21%	-5%	• YOY industrial demand growth from downstream oil & gas activity and share gains across key growth applications • Consumer sub-market results reflect continued softness in sporting goods offset by increased demand for electronics applications

Sales ex-surcharge up 21% year-over-year and down 7% sequentially due to seasonality

*Excludes sales through Carpenter's Distribution businesses

© 2017 CRS Holdings, Inc. All rights reserved

6

CARPENTER | WHEN PERFORMANCE IS EVERYTHING

1st Quarter Financial Overview & Business Update Damon Audia Senior Vice President and Chief Financial Officer

Income Statement Summary *Detailed schedule included in Non-GAAP Schedules in Appendix © 2017 CRS Holdings, Inc. All rights reserved 8 Improving markets and solid execution drove strongest Q1 operating performance since Q1-14 $ Millions , except pounds and per-s hare am ounts Q1-17 Q4-17 Q1-18 Sequential Change Pounds ('000) Net Sales Sales ex. Surcharge * Gross Profit Selling, General and Administrative Expenses Special Items * Operating Income Operating Income ex. Pension EID and Special Items * % of Sales ex. Surcharge Effective Tax Rate Net (Loss) Income Diluted (Loss) Earnings per Share Adjusted Diluted (Loss) Earnings per Share * 54,180 65,610 63,346 479.8 409.8 85.6 43.9 0.0 41.7 42.2 10.3% 33.5% 23.4 $0.49 $0.49 (2,264) (27.9) (29.1) (7.1) (1.0) (3.2) (2.9) (11.2) -1.9 pts +0.4 pts (2.1) ($0.05) 389.0 339.8 46.0 44.6 0.5 1.4 9.0 2.6% (17.0%) (6.2) ($0.13) ($0.08) 507.7 438.9 92.7 44.9 3.2 44.6 53.4 12.2% 33.1% 25.5 $0.54 $0.58 ($0.09)

Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix **Credit facility refinanced in Q3-17 at $400 million with 2022 maturity © 2017 CRS Holdings, Inc. All rights reserved 9 Traditional first quarter working capital build to support second half sales Cash Available Borrowing Under Credit Facility** 51 494 66 394 25 391 Total Liquidity 545 460 416 $ MillionsQ1-17 Q4-17 Q1-18 Net Income + Non-cash Items Inventory Working Capital / Other Total Net Working Capital / Other Pension Plan Contributions Net Cash Provided From (Used For) Operating Activities Purchases of property, equipment and software Divestiture of business Dividends paid Other 80 (33) (43) 74 14 6 61 (46) (18) (76) 0 20 0 (64) (4) 4 (27) 0 (8) 0 94 (35) 12 (9) 2 (7) (29) 0 (9) 0 Free Cash Flow * (31) 64 (45)

SAO Segment Summary

Q1 Operating Results

	Q1-17	Q4-17	Q1-18	vs Q1-17	vs Q4-17
Pounds ('000)	52,360	63,062	61,190	8,830	(1,872)
Net Sales ($M)	315.1	414.6	396.8	81.7	(17.8)
Sales ex. Surcharge ($M)	266.0	345.3	325.6	59.6	(19.7)
Operating Income ($M)	25.0	59.7	50.5	25.5	(9.2)
% of Net Sales	*7.9%*	*14.4%*	*12.7%*	*+4.8 pts*	*-1.7 pts*
% of Sales ex. Surcharge	*9.4%*	*17.3%*	*15.5%*	*+6.1 pts*	*-1.8 pts*

Q1 Business Results

- Strong year-over-year sales growth across most end-use markets
- Favorable mix on year-over-year basis
- Highest Q1 quarterly operating margin percentage since Q1-14
- Carpenter Operating Model delivered year-over-year variable operating cost improvement

Q2-18 Outlook

- Positive trends in most end-use markets
- Operating income expected to increase up to 5% sequentially; best second quarter performance in four years

© 2017 CRS Holdings, Inc. All rights reserved

10

CARPENTER | WHEN PERFORMANCE IS EVERYTHING

PEP Segment Summary

Q1 Operating Results

	Q1-17	Q4-17	Q1-18	vs Q1-17	vs Q4-17
Pounds* ('000)	2,414	3,298	3,526	1,112	228
Net Sales ($M)	78.5	106.2	100.7	22.2	(5.5)
Sales ex. Surcharge ($M)	78.3	105.9	100.5	22.2	(5.4)
Operating (Loss) Income ($M)	(2.8)	5.8	5.3	8.1	(0.5)
% of Net Sales	*(3.6%)*	*5.5%*	*5.3%*	*+8.9 pts*	*-0.2 pts*
% of Sales ex. Surcharge	*(3.6%)*	*5.5%*	*5.3%*	*+8.9 pts*	*-0.2 pts*

Q1 Business Results

- Fourth consecutive profitable quarter
- Operating income negatively impacted by recent natural disasters; short-term disruption with no lasting impact
- Amega West achieved first profitable quarter since Q2-15

Q2-18 Outlook

- Relatively consistent rig count levels expected to moderate oil & gas activity
- Continued strong demand for titanium products
- Operating income expected to increase 20%-25% sequentially

* Pounds related to manufactured tons for Dynamet and Carpenter Powder Products only

© 2017 CRS Holdings, Inc. All rights reserved

11

CARPENTER | WHEN PERFORMANCE IS EVERYTHING

1st Quarter Fiscal Year 2018 Closing Comments Tony Thene President and Chief Executive Officer

Additive Manufacturing (AM) – Our Value Proposition

Core feedstock supplier in evolving technology → **Industry-leading, ultimate solutions provider**

Core feedstock supplier in evolving technology

- 128+ years in specialty materials
- Expertise in mission critical applications
- Engineer unique AM grade powders and wires
- Supplier of choice for critical 3D printed applications
  - Jet engine fuel nozzles
  - Rocket thrust chambers
  - Orthopedic implants





Disruptive technology with significant growth potential

- 42% compound annual growth rate (CAGR) market with > $1.6B in materials and services opportunities by 2020[1]
- Project 32% CAGR for metal powders through 2021[2]

Value to End-Users

- Weight savings – “complexity for free”
- Serial production of high-performance parts
- Mass customization
- Increase “buy to fly” ratio



Industry-leading, ultimate solutions provider

- Establishing AM Technology Center and business team





- Powder-to-part solutions with strategic alliances
- Solving industry’s biggest challenges
  - Powder flowability
  - Final part properties
  - Process reliability / control
  - Densification – shape change
  - Next generation alloy development

Core player in AM today; history and expertise to be irreplaceable solutions provider tomorrow

[1] *Ernst & Young 3D printing report 2016* [2] *SmarTech Publishing report 2017*

© 2017 CRS Holdings, Inc. All rights reserved

13

CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Closing Comments conditions delivering backlog growth and expanding market attractive sub-markets on positioning the business for the future both SAO and PEP, reducing costs and unlocking capacity manufacturing © 2017 CRS Holdings, Inc. All rights reserved 14 Solid start to fiscal year 2018 and highlights ongoing progress in implementation of strategic plan Solutions-focused commercial approach and improved market opportunities Well positioned in Aerospace and Defense end-use market given participation on new engine platforms and solutions portfolio across Oil & gas sub-market remains uncertain in near-term; remain focused Carpenter Operating Model continues to capture efficiencies across Placing strategic emphasis on core growth areas such as additive Continuing to build foundation for long-term sustainable growth Balance sheet provides flexibility to invest in solutions and teams Strong Start to Fiscal Year 2018; Results Driven by Improving Market Conditions and Ongoing Execution of Commercial and Manufacturing Strategies

Appendix of Non-GAAP Schedules

Non-GAAP Schedules (Unaudited) Adjusted Diluted Earnings per Share Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. * Discrete income tax charge recorded in Q1-17 as a result of decision to make a voluntary pension contribution paid in October 2016. © 2017 CRS Holdings, Inc. All rights reserved 16 $ Millions except per share amountsQ1-17Q4-17 Q1-18 Net (Loss) Income Diluted Earnings per Share Loss on sale of business Pension curtailment charge Income tax item * Special Items (6.2) $ (0.13) 25.5 $0.54 23.4 $0.49 - 0.4 2.1 2.1 - - - - - 2.5 2.1 - Net (Loss) Income excluding Special Items Adjusted Diluted (Loss) Earnings per Share (3.7) $ (0.08) 27.6 $0.58 23.4 $0.49

Non-GAAP Schedules (Unaudited)

Operating Margin Excluding Surcharge Revenue, Pension Earnings, Interest and Deferrals ("Pension EID") and Special Items

$ Millions	Q1-17	Q4-17	Q1-18
Net sales	389.0	507.7	479.8
Less: surcharge revenue	49.2	68.8	70.0
Consolidated Net Sales Excluding Surcharge	**339.8**	**438.9**	**409.8**
Operating income	1.4	44.6	41.7
Pension EID	7.1	5.6	0.5
Operating Income Excluding Pension EID	**8.5**	**50.2**	**42.2**
Loss on sale of business	-	3.2	-
Pension curtailment charge	0.5	-	-
Special Items	0.5	3.2	-
Operating Income Excluding Surcharge, Pension EID and Special Items	**9.0**	**53.4**	**42.2**
Operating Margin	**0.4%**	**8.8%**	**8.7%**
Operating Margin Excluding Surcharge, Pension EID and Special Items	**2.6%**	**12.2%**	**10.3%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company. Management believes that removing the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

© 2017 CRS Holdings, Inc. All rights reserved

17

CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Non-GAAP Free Cash Flow Schedules (Unaudited) Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses. © 2017 CRS Holdings, Inc. All rights reserved 18 $ MillionsQ1-17Q4-17 Q1-18 Net cash provided from (used for) operating activities Purchases of property, equipment and software Proceeds from sale of business Proceeds from disposals of property and equipment and assets held for sale Dividends paid 4.1 (26.6) - - (8.5) 94.0 (35.4) 12.0 2.5 (8.5) (7.4) (28.9) - - (8.6) Free Cash Flow (31.0) 64.6 (44.9)